EXHIBIT 10.8

February 2, 2010

Dean E. Sukowatey, President

ALL Fuels & Energy Company

6165 N.W. 86th Street

Johnston, Iowa 50131

            Re:      Legal Services

Dear Dean:

            This will memorialize our oral agreement whereby we agreed to perform $15,000 in legal services on behalf of ALL Fuels & Energy Company, in consideration of 1,000,000 free-trading shares of common stock, to be issued to (1) L. A. Newlan, Jr. (500,000 shares) and (2) Eric Newlan (500,000 shares), both being partners in our firm, and 1,000,000 restricted shares of common stock to be issued to Newlan & Newlan, Attorneys at Law. It is further our agreement that this letter agreement is to cover legal services through June 30, 2010.

            Should the foregoing accurately reflect our agreement, you need not respond to this letter.

            Thank you for the opportunity to be of service.

                                                                        Sincerely,

                                                                        /s/

                                                                        Newlan & Newlan